UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

ENGlobal Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

654 N. Sam Houston Parkway E. Suite 400 Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

(281) 878-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2015, ENGlobal Corporation, a Nevada corporation (the “Company”), ENGlobal U.S., Inc., a Texas corporation (“ENGlobal US”), ENGlobal Government Services, Inc., a Texas corporation (“ENGlobal Government” and, together with the Company and ENGlobal US, the “Borrowers”), ENGlobal International, Inc., a corporation organized under the BVI Business Companies Act of 2004 (“ENGlobal International”), and ENGlobal Emerging Markets, Inc., a Texas corporation (“ENGlobal Emerging Markets” and, together with ENGlobal International, the “Guarantors” and, together with the Borrowers, the “Loan Parties”), entered into the First Amendment to the Loan and Security Agreement (the “First Amendment”), which amends the Loan and Security Agreement dated as of September 16, 2014 (the “Loan Agreement”), with Regions Bank, an Alabama bank (the “Lender”).

Pursuant to the First Amendment, the Lender agreed, among other things, to amend the following: (1) the repayment date for outstanding interest from the first day to the second day of each calendar month for the immediately preceding calendar month or portion thereof; (2) the disposition of assets restrictive covenant to allow the Loan Parties to sell, restructure or otherwise dispose of certain long-term notes receivable from a subsidiary of Furmanite Corporation in the same manner as permitted with respect to long-term notes receivable from Steele Land and Inspection, LLC and from Aspen Power, LLC and Aspen Pipeline, LP; and (3) the restricted payments restrictive covenant to permit the Company to repurchase up to $2 million of Equity Interests (as defined in the Loan Agreement) subject to other terms and conditions set out in the First Amendment.

The foregoing description of the First Amendment is not complete and is qualified by reference to the complete document, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

On April 21, 2015, the Company announced that its Board of Directors authorized a stock repurchase program for up to $2 million of the Company’s common stock, par value $0.001 per share (“Common Stock”). The Company may repurchase its Common Stock from time to time through open market or privately negotiated transactions, based on prevailing market conditions. The Company is not obligated to repurchase any dollar amount or specific number of shares of Common Stock under the repurchase program, which may be suspended or discontinued at any time. A copy of the press release announcing the stock repurchase program is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	First Amendment to Loan and Security Agreement dated as of April 16, 2015, by and among ENGlobal Corporation, ENGlobal U.S., Inc., ENGlobal Government Services, Inc., ENGlobal International, Inc., ENGlobal Emerging Markets and Regions Bank, an Alabama bank.

99.1	Press Release of ENGlobal Corporation dated April 21, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENGlobal Corporation

Dated: April 21, 2015	/s/ Tami Walker
Tami Walker General Counsel and Secretary